                                                                 Exhibit 10.20.2
                         PLEDGE AND SECURITY AGREEMENT



                 PLEDGE AND SECURITY AGREEMENT (this "Agreement") dated as of December 31, 1993, by and between Federated Noteholding Corporation, a Delaware corporation (the "Company"), and The Prudential Insurance Company of America, a New Jersey mutual insurance company (the "Secured Party").

                                   RECITALS:

                 A. Company and Secured Party have entered into a Purchase Agreement, dated as of the date hereof (the "Purchase Agreement"), which provides for the sale to Company of certain Claims (as such term is defined in the Purchase Agreement).

                 B. A portion of the purchase price for the Claims purchased pursuant to the Purchase Agreement on the date hereof consists of a deferred payment obligation, evidenced by a promissory note in the principal amount of $340,000,000 (the "Note"). The Purchase Agreement, a related Intercreditor Agreement, and other of the "Transaction Documents" (as defined in the Note) create additional payment and performance obligations of Company to Secured Party.

                 C. As a condition to entering into the Purchase Agreement, Secured Party has required that Company enter into, and Company has agreed to enter into, this Agreement.

                 NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by Company, and in order to induce Secured Party to enter into the Purchase Agreement and the other Transaction Documents, the parties hereto hereby agree as follows:

                 1. DEFINED TERMS. Unless otherwise defined herein, terms which are defined in the Purchase Agreement and used herein are used as so defined. The following terms which are defined in the Uniform Commercial Code in effect in the State of New York on the date hereof are used herein as so defined: Accounts, Chattel Paper, Documents, Equipment, Farm Products, General Intangibles, Instruments, Inventory, Proceeds and Securities. The following additional terms will have the following meanings:

                 "CODE" means the Uniform Commercial Code as from time to time in effect in the State of New York.

                 "COLLATERAL" will have the meaning assigned to it in Section 2 of this Security Agreement.

                 "CONTRACTS" means all contracts, agreements, instruments and indentures in any form, and portions thereof, to which the Company is a party or under which the Company has any right, title or interest or to which the Company or any property of the Company is subject, as the same may from time to time be amended, supplemented or otherwise modified, including, without limitation, (a) all rights of the Company to receive moneys due and to become due to it thereunder or in connection therewith, (b) all rights of the Company to damages arising out of, or for, breach or default in respect thereof and (c) all rights of the Company to perform and to exercise all remedies thereunder.

                 "EVENT OF DEFAULT" means a "Default" as defined in the Note.

                 "INTELLECTUAL PROPERTY" means (a) all intellectual and similar property of the Company of every kind and nature now owned or hereafter acquired by the Company, including, without limitation, inventions, designs, patents, copyrights, licenses and license agreements (whether the Company is the licensor or the licensee under such agreements), trademarks, trade names and other business names, logos, trade secrets, confidential or proprietary technical and business information, know-how, show-how or other data or information, software and databases and all embodiments or fixations thereof and related documentation, registrations, applications and franchises, and all additions, improvements and accessions to, and books and records describing or used in connection with, any of the foregoing and (b) all renewals thereof.

                 "OBLIGATIONS" means the following, whenever arising or incurred:

                    (i) all principal of, interest on and other amounts due under the Note;

                    (ii) the "Put Price" (as defined in the Intercreditor Agreement), including without limitation all principal of, interest on and other amounts due under the "Put Note" (as defined in the Intercreditor Agreement) and, if positive, the "Put Note Settlement Amount" (as defined in the Intercreditor Agreement);

                    (iii) the Option Exercise Price due pursuant to the Purchase Agreement, if the Option is exercised; and

                    (iv) payment of all other amounts, and performance of all other obligations and liabilities to Seller, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of or in connection with the Transaction Documents, whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses or otherwise.

The Obligations will include interest accruing after the maturity of the relevant obligation and interest accruing after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding relating to Buyer, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding.

                 "SECURITY AGREEMENT" means this Pledge and Security Agreement.

                 2.  GRANT OF SECURITY INTEREST; SECURITY INTEREST
                     UNCONDITIONAL.

                 (a) As collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by required prepayment, by acceleration or otherwise) of the Obligations, the Company hereby pledges, assigns, charges, mortgages, delivers and transfers to Secured Party, and grants to the Secured Party a continuing security interest in, all property now owned or at any time hereafter acquired by the Company or in which the Company now has or at any time in the future may acquire any right, title or interest (collectively, the "COLLATERAL"), including without limitation all right, title and interest of the Company in and to:

                 (i)      the Claims;

                (ii)      all Distributions (as defined in the
        Intercreditor Agreement);

               (iii)      all Accounts;

                (iv)      all Chattel Paper;

                 (v)      all Contracts;

                (vi)      all Documents;

               (vii)      all Equipment;

              (viii)      all General Intangibles;

                (ix)      all Instruments;

                 (x)      all Intellectual Property;

                (xi)      all Inventory;

               (xii)      all Securities; and

              (xiii) to the extent not otherwise included, all Proceeds and products of any and all of the foregoing.

                 (b) The rights and security interest of Secured Party hereunder, and obligations of the Company hereunder are absolute and unconditional irrespective of the value, genuineness, validity, regularity, or enforceability of the Note, the Put Note, the Purchase Agreement, the Intercreditor Agreement or any other Transaction Document or any other agreement or instrument referred to herein or therein, or any substitution, release, or exchange of any other guarantee of or security for any of the Obligations, and, to the fullest extent permitted by applicable law, irrespective of any other circumstance whatsoever that might otherwise constitute a legal or equitable discharge or defense, it being the intent of this Section 2(b) that the obligations of the Company hereunder will be absolute and unconditional under any and all circumstances. Without limiting the generality or effect of the foregoing, it is agreed that the occurrence of any one or more of the following will not alter or impair the rights and security interest of Secured Party hereunder, which will remain absolute and unconditional as described above:

                 (i) any acceleration, deacceleration, extension, renewal, settlement, compromise, waiver, defense, counterclaim or release in respect of any obligation of the Company under any Transaction Document, by operation of law or otherwise;

                (ii) any modification or amendment of or supplement to any Transaction Document;

               (iii) any release, non-perfection or invalidity of any direct or indirect security for or guarantee of any obligation of the Company under any Transaction Document;

                (iv) any change in the existence, structure or ownership of the Company, or any insolvency, bankruptcy, reorganization or other similar proceeding affecting the Company or its assets or any resulting release or discharge of any obligation of the Company contained in any Transaction Document;

                 (v) the existence of any claim, set-off or other rights which the Company may have at any time against Secured Party, or any other corporation or person, whether in connection with the transactions contemplated by the Transaction Documents or with any unrelated transactions, PROVIDED that nothing herein will prevent the assertion of any such claim by separate suit or compulsory counterclaim;

                (vi) any invalidity or unenforceability relating to or against the Company or any person of any Transaction Document, or any provision of applicable law or regulation purporting to prohibit the payment by the Company of any amount payable by the Company under the Transaction Documents;

               (vii) any action or inaction by Secured Party under or in respect of any Transaction Document; or

              (viii) any other act or omission to act or delay of any kind by the Company, Secured Party, or any other corporation or person or any other circumstances whatsoever which might, but for the provisions of this subsection, constitute a legal or equitable discharge of the Company's obligations hereunder or impair the rights and security interest granted Secured Party hereunder.

The Company hereby expressly waives diligence, presentment, demand of payment, protest, and all notices whatsoever, and any requirement that Secured Party exhaust any right, power, or remedy or proceed against the Company under the Note or any other agreement or instrument, or against any other person or entity in connection with, any of the Obligations and any right to require marwilling.

                 3. RIGHTS OF SECURED PARTY; LIMITATIONS ON SECURED PARTY'S OBLIGATIONS.

                 (a) COMPANY REMAINS LIABLE UNDER ACCOUNTS AND CONTRACTS. Anything herein to the contrary notwithstanding, the Company will remain liable under each of the Accounts and Contracts to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise to each such Account and in accordance with and pursuant to the terms and provisions of each such Contract. Secured Party will not have any obligation or liability under any Account or Claim included in the Collateral (or any agreement giving rise thereto) or under any Contract by reason of or arising out of this Security Agreement or the receipt by Secured Party of any payment relating to such Account, Claim or Contract pursuant hereto, nor will Secured Party be obligated in any manner to perform any of the obligations of the Company under or pursuant to any such Account or Claim (or any agreement giving rise thereto) or under or pursuant to any Contract, to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party under any such Account or Claim (or any agreement giving rise thereto) or under any Contract, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

                 (b) NOTICE TO ACCOUNT DEBTORS, THE COMPANY ON CLAIMS AND INSTRUMENTS AND CONTRACTING PARTIES. The Company will notify account debtors on the Accounts, all obligors on the Claims and Instruments and parties to the Contracts that the Accounts, Claims, Distributions, Instruments, Contracts and other items of Collateral have been assigned to the Secured Party and that payments and distributions in respect thereof should be made directly to the Secured Party and will use reasonable efforts to cause all such persons to make such payments and distributions directly to the Secured Party. The Secured Party may in its own name or in the name of others communicate with account debtors on the Accounts, all obligors on the Claims, Instruments and other Collateral and parties to the Contracts to verify with them to its satisfaction the existence, amount and terms of any Accounts, Claims, Instruments, Contracts or other Collateral.

                 (c) COLLECTIONS ON COLLATERAL. The Secured Party hereby authorizes the Company to collect the Claims on the terms and subject to the limitations set forth in the Intercreditor Agreement, provided, that the Secured Party may curtail or terminate said authority at any time upon the occurrence and during the continuance of an Event of Default. Any payments or distributions in respect of Accounts, Claims or Instruments or other Collateral collected or received by the Company will be forthwith delivered by the Company in the exact form received, duly indorsed by the Company to the Secured Party if required, and, until so turned over, will be held by the Company in trust for the Secured Party, segregated from other funds of the Company. Each deposit of any such Proceeds will be accompanied by a report identifying in reasonable detail the nature and source of the payments included in the deposit. All Collateral while held by the Secured Party (or by the Company in trust for the Secured Party) will continue to be collateral security for all of the Obligations and will not constitute payment thereof until applied as hereinafter provided. Promptly upon receipt thereof, the Secured Party will apply all Collateral constituting cash or cash equivalents on account of the Obligations in the order specified in the Note prior to the occurrence of an Event of Default and thereafter in such order as the Secured Party may elect. Any balance remaining after the Obligations will have been paid in full and this Agreement has been terminated in accordance with its terms will be paid and delivered over to the Company or to whomsoever may be lawfully entitled to receive the same.

                 4. REPRESENTATIONS AND WARRANTIES. The Company hereby represents and warrants that:

                 (a) TITLE; NO OTHER LIENS. Except for the Lien granted to the Secured Party pursuant to this Security Agreement and the other Transaction Documents, Liens imposed by or through any action of the Secured Party prior to, on, or after the date hereof, and tax Liens arising as a matter of law in respect of liabilities which are not overdue or which are being contested in good faith, the Company owns each item of the Collateral free and clear of any and all Liens or claims of others. No security agreement, financing statement or other public notice with respect to all or any part of the Collateral is on file or of record in any public office that would serve to grant the Person who filed such security agreement, financing statement or other public notice a perfected security interest in or lien on such Collateral, except such as may have been filed in favor of the Secured Party, pursuant to this Security Agreement and the other Transaction Documents.

                 (b) PERFECTED FIRST PRIORITY LIENS. The Liens granted pursuant to this Security Agreement constitute perfected first priority Liens on the Collateral in favor of the Secured Party, which are enforceable as such against all creditors of and purchasers from the Company.

                 (c) CHIEF EXECUTIVE OFFICE. The Company's chief executive office and chief place of business is located at 7 West Seventh Street, Cincinnati, OH 45202.

                 5. COVENANTS. The Company covenants and agrees with the Secured Party that, from and after the date of this Security Agreement until the Obligations are paid and performed in full:

                 (a) FURTHER DOCUMENTATION; FURTHER DELIVERIES. At any time and from time to time, upon the written request of the Secured Party, and at the sole expense of the Company (except that the Comany will not pay or reimburse Secured Party for Secured Party's own legal expenses in connection with this Section 5(a) unless an

        Event of Default shall have occurred and be continuing), the Company will promptly and duly execute and deliver such further instruments and documents and take such further action as the Secured Party may reasonably request for the purpose of obtaining or preserving the full benefits of this Security Agreement and of the rights and powers herein granted, including, without limitation, the filing of any financing or continuation statements under the Uniform Commercial Code in effect in any jurisdiction with respect to the Liens created hereby and the delivery to the Secured Party of all such proxies, powers of attorney and other instruments as the Secured Party may reasonably request for the purpose of enabling it to exercise all rights and powers which it is entitled to exercise pursuant hereto. The Company also hereby authorizes the Secured Party to file any such financing or continuation statement without the signature of the Company to the extent permitted by applicable law. A carbon, photographic or other reproduction of this Security Agreement will be sufficient as a financing statement for filing in any jurisdiction.

                          Without limiting the generality of the foregoing, the Company will take all such steps as are necessary to assure that all items of Collateral (including without limitation Proceeds) are delivered directly to the Secured Party. If any Collateral will be or become evidenced by any Chattel Paper, Contract, Document, General Intangible, Instrument or Security or other written document
        (including without limitation any note, stock, bond, debenture, warrant, right or other instrument or security) not theretofore delivered to the Secured Party, such Chattel Paper, Contract,
        Document, General Intangible, Instrument or Security or other document will be immediately delivered to the Secured Party, duly endorsed in a manner satisfactory to the Secured Party if endorsement is required by the Secured Party, to be held as Collateral pursuant to this Agreement. If the Company will become entitled to receive or will receive any stock certificate, option or rights, whether in addition to, in substitution of, as a conversion of, as a distribution on, or in exchange for, any Collateral, or otherwise in respect thereof, the Company will duly endorse same to Secured Party, if required, and deliver to Secured Party an undated stock power covering such certificate duly executed in blank by the Company and with, if Secured Party so requests, signature guaranteed, to be held by Secured Party, subject to the terms hereof, as additional collateral security for the Obligations. In the event any item of Collateral (including without limitation any item of Collateral received as a Distribution, or upon a substitution, exchange, conversion or other disposition of, or otherwise as Proceeds or products of, a Claim or any other item of Collateral) is of a nature such that other or additional security instruments are necessary or appropriate to create or perfect the Liens and security interests of the Secured Party therein, the Company will promptly execute and deliver or cause to be executed and delivered all such mortgages, security agreements, pledges, instruments of assignment or conveyance or other instruments, and take all further action, as is necessary or appropriate in order to create, perfect and record first-priority perfected Liens and security interests in favor of the Secured Party on all of the Collateral so acquired, whatever the nature of such Collateral and wherever it is acquired.

                 (b) INDEMNIFICATION. The Company agrees to pay, and to save the Secured Party harmless from, any and all liabilities, costs and expenses (including, without limitation, reasonable legal fees, charges and expenses) (i) with respect to, or resulting from any delay in paying, any and all excise, sales or other taxes, other than income taxes, if any, imposed on Secured Party or any of its affiliates, which may be payable or determined to be payable with respect to any of the Collateral or (ii) with respect to, or resulting from, any delay in complying with any requirement of law applicable to any of the Collateral. In any suit, proceeding or action brought by the Secured Party in accordance with the terms hereof under any Account, Claim, Instrument or Contract for any sum owing thereunder, or to enforce any provisions of any Account, Claim, Instrument or Contract, the Company will save, indemnify and keep harmless the Secured Party from and against all expense, loss or damage suffered by reason of any defense, setoff, counterclaim, recoupment or reduction or liability whatsoever of the account debtor or obligor thereunder, whether arising out of a breach by the Company of any obligation thereunder or arising out of any other agreement, indebtedness or liability at any time owing to or in favor of such account debtor or obligor or its successors from the Company or otherwise.

                 (c) MAINTENANCE OF RECORDS. The Company will keep and maintain at its own cost and expense records of the Collateral in accordance with reasonable and prudent business practices. The Company will mark its books and records pertaining to the Collateral to evidence this Security Agreement and the security interests granted hereby. For the Secured Party's further security, the Secured Party will have a security interest in all of the Company's books and records, and the Company will turn over any such books and records to the Secured
         Party or to its representatives during any examination conducted pursuant hereto.

                 (d) RIGHT OF INSPECTION. The Secured Party will at any reasonable time or times during normal business hours have access to all the books, correspondence and records of the Company, and the Secured Party and its representatives may examine the same, take extracts therefrom and make photocopies thereof, and the Company agrees to render to the Secured Party, at the Company's cost and expense, such clerical and other assistance as may be reasonably requested with regard thereto. The Secured Party and its representatives will at any reasonable time or times during normal business hours also have the right to enter into and upon any premises where any of the Collateral is located (or, in the case of any such premises not owned or leased by the Company or any of its affiliates, the Company will use its reasonable efforts to grant to the Secured Party such right) for the purpose of inspecting the same, or otherwise protecting the Secured Party's interests therein.

                 (e) COMPLIANCE WITH LAWS, ETC. The Company will comply in all material respects with all requirements of law applicable to the Collateral or any part thereof or to the operation of the Company's business except where failure to so comply would not have a Material Adverse Effect (as defined in the Guarantee, but substituting a reference to the Company and its subsidiaries (if any) for the reference to Guarantor and its subsidiaries in such definition).

                 (f) LIMITATION ON LIENS ON COLLATERAL. The Company will not create, incur or permit to exist, will defend the Collateral against, and will take such other action as is necessary to remove, any Lien or claim on or to the Collateral, other than the Liens created hereby and other than as permitted pursuant to Section 5.4 of the Purchase Agreement, and will defend the right, title and interest of the Secured Party in and to any of the Collateral against the claims and demands of all Persons whomsoever.

                 (g) LIMITATIONS ON DISPOSITIONS OF COLLATERAL. The Company will not sell, assign, transfer, lease, exchange or otherwise dispose of any of the Collateral or any interest or participation therein, or attempt, offer or contract to do so, except that the Company may take such action in the Bankruptcy Case with respect to the Claims (but not Distributions) as is permitted by the Intercreditor Agreement.

                 (h) LIMITATIONS ON MODIFICATIONS, WAIVERS, EXTENSIONS OF AGREEMENTS GIVING RISE TO ACCOUNTS. The Company will not (i) amend, modify, terminate or waive any provision of any agreement in any manner which could reasonably be expected to materially adversely affect the value of the Collateral, (ii) fail to exercise promptly and diligently each and every material right which it may have under each agreement (other than any right of termination), except in a manner consistent with the Intercreditor Agreement or (iii) fail to deliver to the Secured Party a copy of each material demand, notice or document received by it relating in any way to any material item of Collateral or which affects the interests of the Secured Party hereunder.

                 (i) LIMITATIONS ON DISCOUNTS, COMPROMISES, EXTENSIONS OF ACCOUNTS. The Company will not, without the prior written consent of the Secured Party, grant any extension of the time of payment of any obligations included in the Collateral, compromise, compound or settle the same for less than the full amount thereof, release, wholly or partially, any person liable for the payment thereof, or allow any credit or discount whatsoever thereon, except that the Company may take such action in the Bankruptcy Case with respect to the Claims (but not Distributions) as is permitted by the Intercreditor Agreement.

                 (j) FURTHER IDENTIFICATION OF COLLATERAL. The Company will furnish to the Secured Party from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Secured Party may reasonably request, all in reasonable detail.

                 (k) NOTICES. The Company will advise the Secured Party promptly, in reasonable detail, at the addresses set forth in the Purchase Agreement, (i) of any Lien (other than Liens created hereby) on, or claim or counterclaim asserted against, any of the Collateral and (ii) of the occurrence of any other event which could reasonably be expected to have a material adverse effect on the value of the Collateral or have a material adverse effect on the perfection or priority of the Liens contemplated hereby relating to such Collateral, other than events occurring in the Bankruptcy Case of which Seller could reasonably be expected to have notice.

                 (l)  CHANGES IN LOCATIONS, NAME, ETC.  The Company will not
         (i) change the location of its chief executive office/chief place of business from that specified hereinabove in Section 4(c) hereof or remove its books and records from such location, or (ii) change its name, identity or corporate structure to such an extent that any financing statement filed by the Secured Party in connection with this Security Agreement would become seriously misleading, unless (x) the Company will have given the Secured Party at least 30 days' prior written notice thereof and (y) the Company will have taken, and will continue to take, all steps necessary to ensure that the Secured Party has, and continues to have, a fully perfected first priority security interest in the Collateral notwithstanding such actions.

                 6.  SECURED PARTY'S APPOINTMENT AS ATTORNEY-IN-FACT.

                 (a) POWERS. The Company hereby irrevocably constitutes and appoints the Secured Party and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Company and in the name of the Company or in its own name, from time to time in the Secured Party's discretion, for the purpose of carrying out the terms of this Security Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Security Agreement, and, without limiting the generality of the foregoing, the Company hereby gives the Secured Party the power and right, on behalf of the Company, without notice to or assent by the Company, to do the following, subject in each case to the terms of the Intercreditor Agreement:

                    (i) In the name of the Company or its own name, or otherwise, to take possession of and endorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under any Account, Claim, Instrument, General Intangible, Security or Contract or with respect to any other Collateral and to file any claim or to take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Secured Party for the purpose of collecting any and all such moneys due under any Account, Claim, Instrument, General Intangible, Security or Contract or with respect to any other Collateral whenever payable;

                    (ii) to pay or discharge taxes and Liens levied or placed on or threatened against the Collateral; and

                    (iii) (A) to direct any party liable for any payment under any of the Collateral to make payment of any and all moneys due or to become due thereunder directly to the Secured Party or as the Secured Party will direct; (B) to ask or demand for, collect, receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral; (C) to sign and endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, notices and other documents in connection with any of the Collateral; (D) to commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any thereof and to enforce any other right in respect of any Collateral; (E) to defend any suit, action or proceeding brought against the Company with respect to any Collateral;
         (F) to settle, compromise or adjust any suit, action or proceeding described in clause (E) above and, in connection therewith, to give such discharges or releases as the Secured Party may deem appropriate; and (G) generally, to sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Secured Party were the absolute owner thereof for all purposes, and to do, at the Secured Party's option and the Company's expense, at any time, or from time to time, all acts and things which the Secured Party deems necessary to protect, preserve or realize upon the Collateral and the Secured Party's thereon and to effect the intent of this Security Agreement, all as fully and effectively as the Company might do.

The Company hereby ratifies all that said attorneys will lawfully do or cause to be done in accordance with the foregoing. This power of attorney is a power coupled with an interest and is irrevocable until the expiration or termination of this Agreement as herein provided.

                 (b) OTHER POWERS. The Company also authorizes the Secured Party, at any time and from time to time, to execute, in connection with any sale provided for herein, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral.

                 (c) NO DUTY ON SECURED PARTY'S PART. The powers conferred on the Secured Party hereunder are solely to protect the Secured Party's interests in the Collateral and will not impose any duty upon the Secured Party to exercise any such powers. Except for the duty of the Secured Party described in Section 10 hereof, and the accounting by the Secured Party for moneys actually received by it hereunder, the Secured Party will not have any duties hereunder as to any Collateral (including, without limitation, as to ascertaining any matters or taking any action with respect to any Collateral or as to taking any necessary steps to preserve rights against prior parties or any other rights pertaining to Collateral). The Secured Party will be accountable only for amounts that it actually receives as a result of the exercise of the powers conferred on the Secured Party hereunder, and neither it nor any of its officers, directors, employees or agents will be responsible to the Company for any act or failure to act hereunder, except for their own gross negligence or willful misconduct.

                 7. PERFORMANCE BY SECURED PARTY OF COMPANY'S OBLIGATIONS. If the Company fails to perform or comply with any of its agreements contained herein or elsewhere in any Transaction Document and the Secured Party, as provided for by the terms of this Security Agreement or any other Transaction Document, will itself perform or comply, or otherwise cause performance or compliance, with such agreement, the reasonable out-of-pocket expenses of Secured party incurred in connection with such performance or compliance, together with interest thereon at the Default Rate (as defined in the Note), will be payable by the Company to the Secured Party on demand and will constitute Obligations secured hereby.

                 8. REMEDIES. If an Event of Default will occur, the Secured Party may exercise, in addition to all other rights and remedies granted to it in this Security Agreement and in any other instrument or agreement securing, evidencing or relating to the Obligations, all rights and remedies of a secured party under the Code. Without limiting the generality of the foregoing, the Secured Party, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon the Company or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, lease, assign, give option or options to purchase, or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange, broker's board or office of the Secured Party or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Secured Party will have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in the Company, which right or equity is hereby waived and released. The Company further agrees, at the Secured Party's request, to assemble the Collateral and make it available to the Secured Party at places which the Secured Party will reasonably select, whether at the Company's premises or elsewhere. The Secured Party will apply the proceeds of any such collection recovery, receipt, appropriation, realization or sale, after deducting all reasonable costs and expenses of every kind incurred therein or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Secured Party hereunder, including, without limitation, reasonable attorneys' fees and disbursements, to the payment in whole or in part of the Obligations, in the order specified in the Note prior to the occurrence of an Event of Default and thereafter in such order as the Secured Party may elect, and only after such application and after the payment by the Secured Party of any other amount required by any provision of law, including, without limitation, Section 9-504(l)(c) of the Code, need the Secured Party account for the surplus, if any, to the Company. To the extent permitted by applicable law, the Company waives all claims, damages and demands it may acquire against the Secured Party arising out of the exercise by them of any rights hereunder. If any notice of a proposed sale or other disposition of Collateral will be required by law, such notice will be deemed reasonable and proper if given at least 10 days before such sale or other disposition. The Company will remain liable for any deficiency if the proceeds of any sale or other disposition of the Collateral are insufficient to pay the Obligations and the fees and disbursements of any attorneys employed by the Secured Party to collect such deficiency.

                 With respect to all Collateral consisting of Securities or Instruments, upon the occurrence and during the continuance of an Event of Default, (i) all shares or certificates of the Securities will be registered in or transferred to the name of the Secured Party or its nominee, and the Secured Party or its nominee may thereafter exercise (A) all voting, corporate and other rights pertaining to the Securities or Instruments at any meeting of shareholders or debtholders of each issuer thereof or otherwise and (B) any and all rights of conversion, exchange, subscription and any other rights, privileges or options pertaining to the Securities or Instruments as if it were the absolute owner thereof (including, without limitation, the right to exchange at its discretion any and all of any stock included in such Securities upon the merger, consolidation, reorganization, recapitalization or other fundamental change in the corporate structure of any issuer, or upon the exercise by the Company or the Secured Party of any right, privilege or option pertaining to such shares of stock, and in connection therewith, the right to deposit and deliver any and all of such stock with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as it may determine), all without liability except to account for property actually received by it, but the Secured Party will have no duty to the Company to exercise any such right, privilege or option and will not be responsible for any failure to do so or delay in so doing.

                 The rights of Secured Party hereunder will not be conditioned or contingent upon the pursuit by Secured Party of any right or remedy against any Issuer or against any other person which may be or become liable in respect of all or any part of the Obligations or against any collateral security therefor, guarantee therefor or right of offset with respect thereto. Secured Party will not be liable for any failure to demand, collect or realize upon all or any part of the Collateral or for any delay in doing so, nor will Secured Party be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Company or any other person or to take any other action whatsoever with regard to the Collateral or any part thereof.

                 9. REGISTRATION RIGHTS; PRIVATE SALES. (a) If the Secured Party will determine to exercise its right to sell any or all of the Securities pursuant hereto, and if in the opinion of the Secured Party it is necessary or advisable to have the Securities, or that portion thereof to be sold, registered under the provisions of the Securities Act of 1933, as amended (the "Securities Act"), the Company will use reasonable efforts to cause each issuer thereof (i) to execute and deliver, and cause the directors and officers of such issuer to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts as may be, in the opinion of the Secured Party, necessary or advisable to register the Securities, or that portion thereof to be sold, under the provisions of the Securities Act, (ii) to use its reasonable efforts to cause the registration statement relating thereto to become effective and to remain effective for a period of one year from the date of the first public offering of the Securities, or that portion thereof to be sold, and (iii) to make all amendments thereto and/or to the related prospectus which, in the opinion of the Secured Party, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto. The Company agrees to cause each issuer to use its reasonable efforts to comply with the provisions of the securities or "Blue Sky" laws of any and all jurisdictions which the Secured Party will designate and to make available to its security holders, as soon as practicable, an earnings statement (which need not be audited) which will satisfy the provisions of Section 11(a) of the Securities Act.

                 (b) The Company recognizes that Secured Party may be unable to effect a public sale of any or all the Securities, by reason of certain prohibitions contained in the Securities Act and applicable state securities laws or otherwise, and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers which will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. The Company acknowledges and agrees that any such private sale may result in prices and other terms less favorable than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale will be deemed to have been made in a commercially reasonable manner (even if the Secured Party accepts the first offer received or offers the Collateral or any portion thereof to only one offeree). The Secured Party will be under no obligation to delay a sale of any of the Securities for the period of time necessary to permit such issuer to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if such Issuer would agree to do so.

                 (c) The Company further agrees to use reasonable efforts to do or cause to be done all such other acts as may be necessary to make such sale or sales of all or any portion of the Securities pursuant hereto valid and binding and in compliance with any and all other applicable requirements of law. The Company further agrees that a breach of any of the covenants contained in this Section will cause irreparable injury to Secured Party, that the Secured Party and the Lenders have no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section will be specifically enforceable against the Company in the event of a breach and the Company hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants.

                 10. LIMITATION ON DUTIES REGARDING PRESERVATION OF COLLATERAL. The Secured Party's sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the Code or otherwise, will be to deal with it in the same manner as the Secured Party deals with similar property for its own account. Secured Party will not have any duties hereunder as to any Collateral (including, without limitation, as to ascertaining any matters or taking any action with respect to any Collateral or as to taking any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral). Neither the Secured Party, nor any of its directors, officers, employees or agents will be liable for failure to demand, collect or realize upon all or any part of the Collateral or for any delay in doing so or will be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Company or otherwise.

                 11. POWERS COUPLED WITH AN INTEREST. All authorizations and agencies herein contained with respect to the Collateral are irrevocable and powers coupled with an interest.

                 12. SEVERABILITY. If any provision of this Security Agreement is partially or completely invalid or unenforceable in any jurisdiction, then that provision will be ineffective in that jurisdiction to the extent of its invalidity or unenforceability, but the invalidity or unenforceability of that provision will not affect the validity or enforceability or any other provision of this Security Agreement, all of which will be construed and enforced as if that invalid or unenforceable provision were omitted, nor will the invalidity or unenforceability of that provision in one jurisdiction affect its validity or enforceability in any other jurisdiction.

                 13. NO WAIVER. (a) No amendment, waiver, termination or modification of, or supplement to, any provision of this Security Agreement will be effective unless it is in writing and signed by the parties.

                 (b) No failure on the part of the Secured Party to exercise, and no course of dealing with respect to, and no delay in exercising, any right, power, or remedy hereunder will operate as a waiver thereof; nor will any single or partial exercise by the Secured Party of any right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies herein are cumulative and are not exclusive of any remedies provided by law.

                 14. CAPTIONS. The captions in this Security Agreement are for convenience of reference only and will not affect in any way the meaning or interpretation of this Security Agreement. Such captions will not be deemed to be part of this Security Agreement and in no way define, limit, extend or describe the meaning or intent of any provisions hereof.

                 15. SUCCESSORS AND ASSIGNS. This Security Agreement, including without limitation the representations, warranties, covenants and agreements contained herein: (a) will inure to the benefit of and be enforceable by the parties hereto and their respective successors and permitted assigns and (b) will be binding upon and enforceable against the parties hereto and their respective successors and permitted assigns; PROVIDED, HOWEVER, that, the Company may not assign or delegate any of its rights or obligations hereunder or under any instrument or agreement referred to herein without the prior written consent of the Secured Party (which consent may be given or withheld in the sole discretion of the Secured Party), and provided further that the Secured Party may assign all or any part of its rights against the Company, the Collateral, or Proceeds thereof, so long as any such assignment shall be to an assignee that is a financial or investment institution that has assets of at least $150 million and shall be expressly subject to this Security Agreement and pursuant to an instrument reasonably satisfactory to the Company whereby the assignee assumes the Secured Party's obligations under this Security Agreement.

                 16. NOTICES. All notices, requests and demands hereunder will be given in accordance with the Purchase Agreement.

                 17. IRREVOCABLE AUTHORIZATION AND INSTRUCTION. The Company hereby authorizes and instructs each issuer of any Securities included in the Collateral to comply with any instruction received by it from the Secured Party in writing that (a) states that an Event of Default has occurred and (b) is otherwise in accordance with the terms of this Security Agreement, without any other or further instructions from the Company, and the Company agrees that such issuer will be fully protected in so complying.

                 18. TERMINATION. This Agreement and the security interest created hereby will terminate when all the Obligations have been indefeasibly paid in full, at which time (i) Secured Party will execute and deliver to the Company, or such person or persons as the Company will reasonably designate, all Uniform Commercial Code termination statements and similar documents prepared by the Company at its expense which the Company will reasonably request to evidence such termination and (ii) the Secured Party will, at the request and expense of the Company, reassign and deliver (without recourse and without any representation or warranty) to the Company, or such person or persons as the Company will designate, against receipt, such portion of the Collateral as will not have been sold or otherwise applied by the Secured Party pursuant to the terms hereof and will still be held by it hereunder, together with appropriate instruments of reassignment and release; PROVIDED, that any indemnity set forth herein will survive any such termination. The security interest created hereby will survive any sale or other disposition of any item of Collateral by the Company. Any execution and delivery of termination statements or documents pursuant to this Section will be without recourse to or representation or warranty by the Secured Party or any Lender.

                 19. GOVERNING LAW; INTERPRETATION. (a) This Security Agreement will be governed by, and construed in accordance with, the internal laws of the State of New York, without regards to the principles of conflict of laws thereof.

                 (b) Unless the context otherwise requires, (i) all references to Sections or paragraphs are to Sections or paragraphs of this Agreement, (ii) each term defined in this Security Agreement has the meaning assigned to it,
(iii) words in the singular include the plural and VICE VERSA, (iv) each accounting term not otherwise defined in this Agreement has the meaning assigned to it in accordance with GAAP, (v) "or" is disjunctive but not necessarily exclusive, and (vi) all references to "business days" will be to any day other than a weekend day or a day which is a national holiday in the United States or a state holiday in New York State.

                 20. JURISDICTION; GUARANTOR'S WAIVER OF JURY TRIAL. (a) Any legal suit, action, or proceeding against the Company or Secured Party arising out of or relating to this Security Agreement will be instituted in any federal or state court in New York, New York, pursuant to Section 5-1402 of the New York General Obligations Law, and the Company waives any objection which it may now or hereafter have to the laying of venue of any such suit, action, or proceeding, and Guarantor hereby irrevocably submits to the jurisdiction of any such court in any such suit, action or proceeding. The Company does hereby designate and appoint Jones, Day, Reavis & Pogue, 599 Lexington Avenue, New York, New York 10022, Attention: Robert A. Profusek, Esq., as its authorized agent to accept and acknowledge on its behalf service of any and all process which may be served in any such suit, action or proceeding in any federal or state court in New York, New York, and agrees that service of process upon said agent at said address (or at such other office in New York, New York as may be designated by such agent in accordance with the terms hereof) with a copy to the Company at the following address: 7 West Seventh Street, Cincinnati, OH 45202, Attention: Mr. Ronald W. Tysoe, will be deemed in every respect effective service of process upon the Company in any such suit, action, or proceeding in the State of New York. The Company (i) will give prompt notice to Secured Party of any changed address of its authorized agent hereunder, (ii) may at any time and from time to time designate a substitute authorized agent with an office in New York, New York (which office will be designated as the address for service of process), and (iii) will promptly designate such a substitute if its authorized agent ceases to have an office in New York, New York or is dissolved without leaving a successor.

                 (b) THE COMPANY TO THE FULLEST EXTENT THAT IT MAY LAWFULLY DO SO, WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING, INCLUDING WITHOUT LIMITATION ANY TORT ACTION, BROUGHT BY ANY PARTY HERETO WITH RESPECT TO THIS AGREEMENT. SECURED PARTY MAY FILE A COPY OF THIS WAIVER WITH ANY COURT AS WRITTEN EVIDENCE OF THE COMPANY'S KNOWING, VOLUNTARY, AND BARGAINED-FOR AGREEMENT IRREVOCABLY TO WAIVE ITS RIGHTS TO TRIAL BY JURY, AND THAT, TO THE FULLEST EXTENT THAT IT MAY LAWFULLY DO SO, ANY DISPUTE OR CONTROVERSY WHATSOEVER BETWEEN THE COMPANY AND SECURED PARTY WILL INSTEAD BE TRIED IN A COURT OF COMPETENT JURISDICTION BY A JUDGE SITTING WITHOUT A JURY.

                 21. ENFORCEMENT COSTS, ETC. The Company agrees to pay to Secured Party, on demand, all out-of-pocket costs and expenses (including court costs and reasonable legal expenses) incurred or expended by Secured Party in connection with the enforcement of the Obligations and this Security Agreement, together with interest on amounts recoverable under this Section from the time when such amounts become due until payment, whether before or after judgment, at the rate of interest for overdue principal set forth in the Note, PROVIDED that if such interest exceeds the maximum amount permitted to be paid under applicable law, then such interest will be reduced to such maximum permitted amount. The costs and expenses the Company must pay under the preceding sentence exclude legal expenses incurred by Seller in negotiating and documenting the Transaction Documents.

                 22. PURCHASE MONEY STATUS. The Company acknowledges and agrees that the security interest granted herein, and any lien or security interest granted to secure the Obligations under any other mortgage, security agreement, pledge, instrument of assignment or conveyance or other instrument, constitutes a valid purchase money security interest for the purposes of the Code and all other law relating to security interests in property.

                 23. INTEGRATION. This Security Agreement constitutes the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements, understandings, or representations pertaining to the subject matter hereof, whether oral or written. There are no representations, warranties, or other agreements between the parties in connection with the subject matter hereof except as expressly set forth herein.

                 24. SPECIFIC PERFORMANCE. Each of the parties hereto acknowledges that the other parties hereto would be irreparably damaged if any of the provisions of this Security Agreement were not performed in accordance with its specific terms or were otherwise breached. Accordingly, in the event of a breach or default of this Security Agreement, each of the parties agrees that the other parties will be entitled to an injunction or injunctions to prevent breaches of the provisions of this Security Agreement and to enforce specifically this Security Agreement and the terms and conditions hereof in any action instituted in any court of the United States, or any state thereof having personal and subject matter jurisdiction, in addition to any other remedy to which such party may be entitled at law or in equity (subject to the terms of this Security Agreement).

                 25. BUSINESS DAY. Except as provided with respect to LIBOR interest, in the event that this agreement requires any payment to be paid on a day other than a business day, such payment is to be paid on the next following Business Day, and interest shall continue to accrue from the original payment date up to, but not including, the Business Day when payment is actually made, at the rate of interest applicable at the time that such payment was originally due and "Business Day" shall refer to any day on which banks are open for business in New York City.

                 26. REFERENCE TO AGREEMENTS. Each reference herein to any agreement or instrument shall mean such agreement or instrument as from time to time amended, modified or supplemented in accordance with its terms, subject to any limitations on amendment, modification or supplementation set forth in such agreement or instrument or in the Transaction Documents.

                 IN WITNESS WHEREOF, the Company has caused this Security Agreement to be duly executed and delivered as of the date first above written.

                                           FEDERATED NOTEHOLDING CORPORATION



                                           By:  /s/ Ronald W. Tysoe
                                               ----------------------------
                                                Name:   Ronald W. Tysoe
                                                Title:  President


                                           THE PRUDENTIAL INSURANCE COMPANY OF
                                             AMERICA

                                           By:  /s/ Russell A. Rahbany
                                                ------------------------------
                                           Name:    Russell A. Rahbany
                                           Title:   Vice President